UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8 K-A

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Event Requiring Report:  March 14, 2003
                                                ------------------


                          INTERNATIONAL WIRELESS, INC.
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             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045              36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                          Identification No.)


                              120 Presidential Way
                                Woburn, MA 01801
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (781) 939-7252
                                                          ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

     This Amended Form 8-K is being filed to the original Form 8-K as filed on March 14, 2003 solely for the purpose of conforming the attached PDF file to the original Form 8-K as filed. The PDF file mentioned Christien A. Ducker as being appointed on March 12, 2003 as the Company's President instead of the correct title as the Company's Interim President as stated in the original Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 17, 2003                   International Wireless, Inc.
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                                         (Registrant)

                                          /s/  Christien A. Ducker
                                         --------------------------------------
                                         Christien A. Ducker, Interim President

                                          /s/  Michael Dewar
                                         --------------------------------------
                                         Michael Dewar, Treasurer & COO

                                          /s/  Jerry Gruenbaum
                                         --------------------------------------
                                         Jerry Gruenbaum, Secretary